UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: May 14, 2012

(Date of earliest event reported)

Markel Corporation

(Exact name of registrant as specified in its charter)

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway

Glen Allen, Virginia 23060-6148

(804) 747-0136

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Markel Corporation held on May 14, 2012, the shareholders of the Company adopted the Company’s 2012 Equity Incentive Compensation Plan (the “Plan”). The Plan provides for grants and awards of Restricted Stock, Restricted Stock Units, Performance Grants, and Other Stock Awards, but it does not authorize grants of stock options or stock appreciation rights. Present and future employees of the Company and its subsidiaries and the Company’s outside directors are eligible to receive awards under the Plan. A total of 150,000 shares of the Company’s Common Stock have been reserved for use under the Plan.

Effective May 15, 2012, each of the Company’s outside directors received an award of 181 shares of Restricted Stock under the Plan. A copy of the form of Restricted Stock Agreement for Non-Employee Directors used for such awards is incorporated by reference as Exhibit 10.1 to this Report.

The Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers, but it anticipates that they will be similar to those paid under the Omnibus Incentive Plan that has been in place since 2003.

The Plan is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2012. The description of the Plan set forth above and in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is incorporated by reference as Exhibit 10.2 to this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Markel Corporation was held on May 14, 2012. At the annual meeting, the shareholders of the Company elected directors to serve until the 2013 Annual Meeting; ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and adopted the 2012 Equity Incentive Compensation Plan. The results of the meeting were as follows:

Election of Directors

Directors	For	Against	Withheld Authority	Broker Non-Votes

J. Alfred Broaddus, Jr.	7,229,614	71,418	5,645	1,386,972
Douglas C. Eby	7,209,270	90,088	7,319	1,386,972
Stewart M. Kasen	7,200,422	100,070	6,185	1,386,972
Alan I. Kirshner	7,128,041	158,181	20,455	1,386,972
Lemuel E. Lewis	7,231,221	69,514	5,942	1,386,972
Darrell D. Martin	6,960,155	340,885	5,637	1,386,972
Anthony F. Markel	7,114,806	183,822	8,049	1,386,972
Steven A. Markel	7,115,696	183,061	7,920	1,386,972
Jay M. Weinberg	7,230,979	69,994	5,704	1,386,972
Debora J. Wilson	7,200,929	99,726	6,022	1,386,972

Ratification of Selection of Independent Registered Accounting Firm

For	Against	Abstain	Broker Non-Votes
8,664,772	23,789	5,088	Not applicable

Adoption of the 2012 Equity Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
7,036,982	194,779	74,916	1,386,972

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of May 2012 Restricted Stock Agreement for Non-Employee Directors, incorporated by reference to Exhibit 10.1 to the Company’s Form S-8 filed May 15, 2012

10.2	2012 Equity Incentive Compensation Plan, incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKEL CORPORATION

Date: May 17, 2012	By:	/s D. Michael Jones
	Name:	D. Michael Jones
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit	Description

10.1	Form of May 2012 Restricted Stock Agreement for Non-Employee Directors, incorporated by reference to Exhibit 10.1 to the Company’s Form S-8 filed May 15, 2012

10.2	2012 Equity Incentive Compensation Plan, incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed March 16, 2012